SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934




                                 April 30, 2003
               --------------------------------------------------
               (Date of Report - Date of earliest event reported)





                             KERR-McGEE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                       1-16619                         73-1612389
--------------            ------------------------           -------------------
  (State of               (Commission File Number)             (IRS Employer
Incorporation)                                               Identification No.)


             Kerr-McGee Center
         Oklahoma City, Oklahoma                                       73125
 ----------------------------------------                            ----------
 (Address of principal executive offices)                            (Zip Code)



                                 (405) 270-1313
                         -------------------------------
                         (Registrant's telephone number)




Item 9.   Regulation FD Disclosure

               Kerr-McGee Corporation has posted on its website, at http://www.kerr-mcgee.com/pdf/adjusted.pdf, a table containing a reconciliation of GAAP to Adjusted Net Income for the year-to-date and quarterly fiscal periods ended March 31, 2003. The table is attached hereto as an exhibit and is incorporated by reference herein. (This report is also filed pursuant to Item 12 Results of Operations and Financial Condition in accordance with SEC Release Nos. 33-8216 and 34-47583.)

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (c) Exhibits

          99.1 Table

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   KERR-MCGEE CORPORATION


                                           By:     (John M. Rauh)
                                                   -----------------------------
                                                   John M. Rauh
                                                   Vice President and Controller

Dated: April 30, 2003